UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

Pool Summary	COUNT	UPB	%

Non-Conforming	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Data as of Date: 2004-02-01
AVG UPB: $431,015.54
GROSS WAC: 6.9459%
NET WAC: 6.609%
% SF/PUD: 88.10%
% FULL/ALT: 86.25%
% CASHOUT: 27.24%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 69.60%
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 49.86%
Latest Maturity Date: 20311201
Loans with Prepay Penalties: 0.00%

Product Type	COUNT	UPB	%

30 YR FXD	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	5	$1,684,071.16	4.39%
$350,000.01 - $400,000.00	30	10,986,162.25	28.64
$400,000.01 - $450,000.00	19	7,969,137.38	20.77
$450,000.01 - $500,000.00	22	10,247,664.86	26.71
$500,000.01 - $550,000.00	7	3,576,066.32	9.32
$550,000.01 - $600,000.00	3	1,734,436.78	4.52
$600,000.01 - $650,000.00	2	1,271,659.32	3.32
$900,000.01 - $950,000.00	1	891,184.87	2.32

Total:	89	$38,360,382.94	100.00%
Minimum: $343,000.00
Maximum: $910,000.00
Average: $443,052.33

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	7	$2,377,552.31	6.20%
$350,000.01 - $400,000.00	32	11,864,923.48	30.93
$400,000.01 - $450,000.00	23	9,970,656.86	25.99
$450,000.01 - $500,000.00	17	8,147,242.60	21.24
$500,000.01 - $550,000.00	4	2,102,726.72	5.48
$550,000.01 - $600,000.00	3	1,734,436.78	4.52
$600,000.01 - $650,000.00	2	1,271,659.32	3.32
$850,000.01 - $900,000.00	1	891,184.87	2.32

Total:	89	$38,360,382.94	100.00%
Minimum: $334,611.35
Maximum: $891,184.87
Average: $431,015.54

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

Gross Rate	COUNT	UPB	%

5.751% - 6.000%	1	$487,636.34	1.27%
6.001% - 6.250%	5	1,941,143.66	5.06
6.251% - 6.500%	11	4,684,354.23	12.21
6.501% - 6.750%	12	5,281,039.51	13.77
6.751% - 7.000%	27	10,938,906.37	28.52
7.001% - 7.250%	20	8,696,894.55	22.67
7.251% - 7.500%	7	3,117,787.05	8.13
7.501% - 7.750%	5	2,575,788.31	6.71
7.751% - 8.000%	1	636,832.92	1.66
Total:	89	$38,360,382.94	100.00%

Minimum: 6.000%
Maximum: 7.875%
Weighted Average: 6.946%

Net Rate	COUNT	UPB	%

5.501% - 5.750%	2	$880,742.81	2.30%
5.751% - 6.000%	8	3,343,240.79	8.72
6.001% - 6.250%	14	5,938,589.87	15.48
6.251% - 6.500%	20	8,193,352.53	21.36
6.501% - 6.750%	17	7,164,974.63	18.68
6.751% - 7.000%	15	6,509,074.03	16.97
7.001% - 7.250%	7	3,117,787.05	8.13
7.251% - 7.500%	5	2,575,788.31	6.71
7.501% - 7.750%	1	636,832.92	1.66
Total:	89	$38,360,382.94	100.00%

Minimum: 5.750%
Maximum: 7.625%
Weighted Average: 6.609%

Original Term to Maturity	COUNT	UPB	%

301 - 359	1	$337,474.31	0.88%
360 - 360	88	38,022,908.63	99.12
Total:	89	$38,360,382.94	100.00%

Minimum: 336
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%

301 - 359	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Minimum: 308
Maximum: 334
Weighted Average: 332

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

Seasoning	COUNT	UPB	%

25 - 36	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Minimum: 26
Maximum: 30
Weighted Average: 28

Loan To Value Ratio	COUNT	UPB	%

30.001% - 35.000%	1	$476,084.75	1.24%
35.001% - 40.000%	3	1,337,758.07	3.49
40.001% - 45.000%	1	337,474.31	0.88
45.001% - 50.000%	3	1,474,883.44	3.84
50.001% - 55.000%	2	866,872.06	2.26
55.001% - 60.000%	10	4,199,713.98	10.95
60.001% - 65.000%	6	2,443,680.54	6.37
65.001% - 70.000%	11	4,926,971.29	12.84
70.001% - 75.000%	13	5,673,000.45	14.79
75.001% - 80.000%	36	15,441,798.80	40.25
80.001% - 85.000%	2	743,281.03	1.94
85.001% - 90.000%	1	438,864.22	1.14
Total:	89	$38,360,382.94	100.00%

Minimum: 32.47%
Maximum: 88.24%
Weighted Average: 69.60%

Combined Loan To Value Ratio	COUNT	UPB	%

30.001% - 35.000%	1	$476,084.75	1.24%
35.001% - 40.000%	3	1,337,758.07	3.49
40.001% - 45.000%	1	337,474.31	0.88
45.001% - 50.000%	3	1,474,883.44	3.84
50.001% - 55.000%	2	866,872.06	2.26
55.001% - 60.000%	10	4,199,713.98	10.95
60.001% - 65.000%	6	2,443,680.54	6.37
65.001% - 70.000%	11	4,926,971.29	12.84
70.001% - 75.000%	13	5,673,000.45	14.79
75.001% - 80.000%	36	15,441,798.80	40.25
80.001% - 85.000%	2	743,281.03	1.94
85.001% - 90.000%	1	438,864.22	1.14
Total:	89	$38,360,382.94	100.00%

Minimum: 32.50%
Maximum: 88.20%
Weighted Average: 69.60%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

DTI	COUNT	UPB	%

1.001% - 6.000%	3	$1,417,575.91	3.70%
11.001% - 16.000%	3	1,672,794.84	4.36
16.001% - 21.000%	6	2,600,914.52	6.78
21.001% - 26.000%	10	4,172,847.52	10.88
26.001% - 31.000%	7	2,824,479.44	7.36
31.001% - 36.000%	23	10,354,298.09	26.99
36.001% - 41.000%	22	8,896,280.22	23.19
41.001% - 46.000%	11	4,733,011.68	12.34
46.001% - 51.000%	3	1,297,573.47	3.38
61.001% - 66.000%	1	390,607.25	1.02
Total:	89	$38,360,382.94	100.00%

Minimum: 2.600%
Maximum: 64.200%
Weighted Average: 32.437%

Geographic Concentration	COUNT	UPB	%

California	44	$19,128,199.88	49.86%
Arizona	4	2,101,509.57	5.48
Georgia	4	1,671,429.77	4.36
Texas	4	1,598,383.30	4.17
Maryland	3	1,375,426.88	3.59
North Carolina	3	1,238,893.17	3.23
Virginia	3	1,223,080.10	3.19
Washington	2	819,309.61	2.14
New York	2	798,859.75	2.08
Colorado	2	787,145.16	2.05
South Carolina	2	782,165.36	2.04
Florida	2	750,619.55	1.96
New Jersey	2	702,771.99	1.83
Michigan	1	636,832.92	1.66
Indiana	1	634,826.40	1.65
Massachusetts	1	522,483.83	1.36
Ohio	1	448,421.17	1.17
Alabama	1	438,864.22	1.14
Kentucky	1	418,008.82	1.09
Minnesota	1	415,078.80	1.08
Utah	1	387,636.52	1.01
Connecticut	1	385,339.75	1.00
Rhode Island	1	371,445.22	0.97
Oregon	1	363,315.96	0.95
Illinois	1	360,335.24	0.94
Total:	89	$38,360,382.94	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

North-South CA	COUNT	UPB	%
States Not CA	45	$19,232,183.06	50.14%
North CA	25	10,501,043.47	27.37
South CA	19	8,627,156.41	22.49

Total:	89	$38,360,382.94	100.00%

Zip Code Concentration	COUNT	UPB	%

94588	2	$916,322.29	2.39%
85737	1	891,184.87	2.32
48363	1	636,832.92	1.66
46055	1	634,826.40	1.65
91011	1	585,087.68	1.53
Other	83	34,696,128.78	90.45
Total:	89	$38,360,382.94	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	32	$13,460,294.44	35.09%
Purchase	30	12,614,760.11	32.88
Cash Out Refi	24	10,450,066.53	27.24
Construction to Perm	3	1,835,261.86	4.78

Total:	89	$38,360,382.94	100.00%

Document Type	COUNT	UPB	%

Full	77	$33,084,530.55	86.25%
Stated Doc	10	4,520,369.26	11.78
Streamline	2	755,483.13	1.97
Total:	89	$38,360,382.94	100.00%

Property Type	COUNT	UPB	%

Single Family	65	$27,851,119.07	72.60%
Pud	15	5,944,073.08	15.50
Condomimium	6	3,176,613.61	8.28
Low Rise Condo (2-4 floors)	3	1,388,577.18	3.62
Total:	89	$38,360,382.94	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	89	$38,360,382.94	100.00%

Total:	89	$38,360,382.94	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%

0.000	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

wa Term: 0.000

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank
Fixed Bid Stratification
Collateral for MASTR 04-3 3A1
Fixed Bid Stratification

Balloon Flag	COUNT	UPB	%

Not a Balloon Loan	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Silent 2nd	COUNT	UPB	%
N	89	$38,360,382.94	100.00%

Total:	89	$38,360,382.94	100.00%

Lien Position	COUNT	UPB	%

1	89	$38,360,382.94	100.00%
Total:	89	$38,360,382.94	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	1	$438,864.22	1.14%
Radian Guaranty	2	743,281.03	1.94
LTV <=80	86	37,178,237.69	96.92

Total:	89	$38,360,382.94	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.